SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                               --------------


                                  FORM 8-K

                               CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15 (D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               --------------


     Date of Report (Date of earliest event reported): October 16, 2001

                            THE MEAD CORPORATION
           (Exact name of Registrant as specified in its charter)


   Ohio                         1-2267                    31-0535759

 (State of                    (Commission                (IRS Employer
 Incorporation)                File Number)               Identification
                                                          Number)


                          Mead World Headquarters
                        Courthouse Plaza, Northeast
                             Dayton, Ohio 45463
                  (Address of principal executive offices)


                                937-495-6323
                        (Registrant's telephone No.)


                                    N/A
       (Former name or former address, if changed since last report)




ITEM V.   OTHER EVENTS

         On October 16, 2001, The Mead Corporation and Westvaco Corporation announced that the waiting period for regulatory review under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), related to the proposed merger of the two companies had terminated. The Mead Corporation and Westvaco Corporation have previously filed with the Securities and Exchange Commission a registration statement on Form S-4 on behalf of MW Holding Corporation containing a preliminary joint proxy statement/prospectus and other relevant documents that more fully describe the proposed transaction.

         A joint press release announcing the termination of the waiting period under the HSR Act was issued on October 16, 2001, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of such exhibit.


ITEM VII. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits:

         99.1 Joint press release issued by The Mead Corporation and Westvaco Corporation on October 16, 2001.



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE MEAD CORPORATION
                                       (Registrant)


Date:  October 16, 2001               By:  /s/ Sue K. McDonnell
                                            -----------------------------
                                            Name:    Sue K. McDonnell, Esq.
                                            Title:   Vice President,
                                                     General Counsel and
                                                     Secretary



EXHIBIT INDEX

Exhibit No.                Description

99.1                       Joint press release issued by The Mead
                           Corporation and Westvaco Corporation on October 16, 2001.



                                                               Exhibit 99.1




[Mead Logo]                                                 [Westvaco Logo]

Contacts for Mead:
Mark Pomerleau (Investors)
937-495-3456

Doug Draper (Media)
937-495-3319

Contacts for Westvaco:
Roger A. Holmes (Investors)
203-461-7537

Robert G. Crockett (Media)
203-461-7583

FOR IMMEDIATE RELEASE


          MEAD AND WESTVACO CLEAR HART-SCOTT-RODINO WAITING PERIOD

Dayton, OH and Stamford, CT. October 16, 2001 -- The Mead Corporation (NYSE:MEA) and Westvaco Corporation (NYSE:W) announced today that the statutory Hart-Scott-Rodino review related to the proposed merger of the two companies has terminated. Clearing this step was required to complete the merger.

       The closing of the transaction is also subject to completion of foreign regulatory review as well as shareholder approval. The companies expect to close the transaction in the fourth quarter of 2001.

       As announced on August 29, Mead and Westvaco have agreed to a merger of equals creating a global company with leading positions in packaging, coated and specialty papers, consumer and office products, and specialty chemicals. The new company, which will be called MeadWestvaco Corporation, will have $8 billion in annual revenues, profitable growth platforms in the company's four core businesses, and a strong balance sheet with substantial financial capacity.

       Westvaco Corporation (www.westvaco.com), headquartered in Stamford, CT, is a leading producer of paperboard and value-added packaging for media, pharmaceutical and consumer markets, and is a major producer of coated papers and specialty chemicals. The company operates in 21 countries, serves customers in more than 70 countries, and employs approximately 17,000 people worldwide.

       The Mead Corporation, a forest products company with $4.4 billion in annual sales, is one of the leading North American producers of coated paper, coated paperboard and consumer and office products, a world leader in multiple packaging and specialty paper, and a producer of high-quality corrugating medium. In management of the company's more than two million acres of forests, Mead is committed to practicing principled forest stewardship and using resources in a responsible and sustainable manner. For additional information about Mead, visit the company's web site at www.mead.com

                           Additional Information

The Mead Corporation ("Mead") and Westvaco Corporation ("Westvaco") have filed with the SEC a registration statement on Form S-4 on behalf of MW Holding Corporation containing a preliminary joint proxy statement/prospectus and other relevant documents concerning the proposed transaction with the SEC. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ON THE PROPOSED TRANSACTION. Investors may obtain the documents free of charge at the SEC's website (www.sec.gov). In addition, documents filed with the SEC by Mead or Westvaco with respect to the proposed transaction may be obtained free of charge by contacting The Mead Corporation, Mead World Headquarters, Courthouse Plaza Northeast, Dayton, Ohio 45463, Attention: Mark Pomerleau, Director of Investor Relations (tel.: (937) 495-3456), or Westvaco Corporation, One High Ridge Park, Stamford, Connecticut 06905, Attention:
John W. Hetherington (tel.: (203) 461-7500). INVESTORS SHOULD READ THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION.

Mead and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Mead shareholders. The directors and executive officers of Mead include: John G. Breen, Duane E. Collins, William E. Hoglund, James G. Kaiser, Robert J. Kohlhepp, John A. Krol, Susan J. Kropf, Raymond W. Lane, Sue K. McDonnell, Timothy R. McLevish, Ian Millar, Heidi G. Miller, Lee J. Styslinger, Jr., Jerome F. Tatar and J. Lawrence Wilson. Collectively, as of January 31, 2001, the directors and executive officers of Mead beneficially owned less than 1% of the outstanding shares of Mead's common stock (excluding shares subject to options). Shareholders may obtain additional information regarding the interests of such participants by reading the joint proxy statement/prospectus.

Westvaco and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Westvaco stockholders. The directors and executive officers of Westvaco include: Michael E. Campbell, Dr. Thomas W. Cole, Jr., David F. D'Alessandro, Richard B. Kelson, Douglas
S. Luke, James A. Buzzard, Jane L. Warner, Richard A. Zimmerman, John A. Luke, Jr., Robert C. McCormack, David E. McIntyre, Karen R. Osar and Wendell L. Willkie, II. Collectively, as of November 30, 2000, the directors and executive officers of Westvaco beneficially owned less than 1% of the outstanding shares of Westvaco's common stock (excluding shares subject to options). Stockholders may obtain additional information regarding the interests of such participants by reading the joint proxy statement/prospectus.

Certain statements in this document and elsewhere by management of the company that are neither reported financial results nor other historical information are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such information includes, without limitation, the business outlook, assessment of market conditions, anticipated financial and operating results, strategies, future plans, contingencies and contemplated transactions of the company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of company operations, or the performance or achievements of each company, or industry results, to differ materially from those expressed, or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward-looking statements include, but are not limited to, events or circumstances which affect the ability of Mead and Westvaco to integrate successfully and achieve the anticipated benefits of the transaction; competitive pricing for each company's products; changes in raw materials; energy and other costs; fluctuations in demand and changes in production capacities; changes to economic growth in the U.S. and international economies, especially in Asia and Brazil; government policies and regulations, including, but not limited to those affecting the environment and the tobacco industry; and currency movements. Mead and Westvaco undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Investors are advised, however, to consult any further disclosures made on related subjects in each Company's reports filed with the SEC.